Exhibit j under Form N-1A
                                             Exhibit 23 under Item 601/Reg S-K


              Consent of Ernst & Young LLP, Independent Auditors


We consent to the references to our firm under the captions "Financial Highlights" in each Prospectus and "Independent Auditors" in each Statement of Additional Information, and to the use of our reports dated December 11, 2002, in Post-Effective Amendment Number 24 to the Registration Statement (Form N-1A, No. 33-33852) of Federated Index Trust dated October 31, 2002.





                                          ERNST & YOUNG LLP


Boston, Massachusetts
December 19, 2002